            Filed With the Securities and Exchange Commission On August 14, 2000
                                                      Registration No. 333-87589

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------
                                 POST-EFFECTIVE
                                 AMENDMENT NO. 1

                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                               -------------------
                          VERITAS SOFTWARE CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                             77-0507675
(STATE OR OTHER JURISDICTION OF                               (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                               -------------------

                              1600 PLYMOUTH STREET
                         MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 335-8000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
        INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                   MARK LESLIE
                CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD
                          VERITAS SOFTWARE CORPORATION
              1600 PLYMOUTH STREET, MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 335-8000
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:

    HORACE L. NASH, ESQ.                            EDWARD M. URSCHEL, ESQ.
    LYNDA M. TWOMEY, ESQ.                          SENIOR CORPORATE COUNSEL
     FENWICK & WEST LLP                          VERITAS SOFTWARE CORPORATION
    TWO PALO ALTO SQUARE                             1600 PLYMOUTH STREET
 PALO ALTO, CALIFORNIA 94306                    MOUNTAIN VIEW, CALIFORNIA 94043
       (650) 494-0600                                   (650) 335-8000

================================================================================

                            DEREGISTRATION OF SHARES

     The offering contemplated by this Registration Statement has terminated. Pursuant to the undertakings contained in Item 17 of the Registration Statement, the Registrant files this post-effective amendment to deregister all shares originally registered by the Registration Statement that remained unsold as of the termination of the offering.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on the 14th day of August, 2000.

                                       VERITAS SOFTWARE CORPORATION

                                       By: /s/ KENNETH LONCHAR
                                          --------------------------------------
                                          Kenneth Lonchar
                                          Senior Vice President, Finance and
                                          Chief Financial Officer




                                       2